EXHIBIT 10.5

FORM OF SUBSCRIPTION AGREEMENT RELATING TO OFFERING CONSUMMATED

MARCH 31, 2006 FOR THE SALE OF COMMON STOCK AND WARRANTS

ALCiS HEALTH, INC.

SUBSCRIPTION MATERIALS

• INSTRUCTIONS TO SUBSCRIBERS

• SUBSCRIPTION AGREEMENT

March 2006

INSTRUCTIONS TO SUBSCRIBERS

IF, AFTER YOU HAVE CAREFULLY REVIEWED THE CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM DATED MARCH 2006 (THE “MEMORANDUM”) OF ALCiS HEALTH, INC. (THE “COMPANY”), YOU DECIDE TO PURCHASE UNITS (AS DESCRIBED IN THE MEMORANDUM), PLEASE CAREFULLY OBSERVE THE INSTRUCTIONS BELOW. THE INFORMATION REQUESTED IN THESE SUBSCRIPTION PAPERS IS NECESSARY TO ENSURE EXEMPTION FROM REGISTRATION UNDER SECTION 4(2) AND REGULATION D OF THE SECURITIES ACT OF 1933, AS AMENDED. SUCH INFORMATION IS CONFIDENTIAL AND WILL NOT BE REVIEWED BY ANYONE OTHER THAN THE COMPANY AND ITS COUNSEL. ALL SUBSCRIPTION PAPERS MUST BE COMPLETED, CORRECTLY SIGNED AND DATED, OR THEY MAY NOT BE ACCEPTED.

CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN SHALL HAVE THE MEANINGS ASCRIBED TO THEM IN THE MEMORANDUM.

The minimum suitability standards are set forth in the Memorandum and the Qualified Purchaser Questionnaire contained as part of this subscription package. The minimum subscription amount is $50,000. The Company, in its sole discretion, may accept offers to purchase lesser amounts.

DO NOT SIGN THE SUBSCRIPTION AGREEMENT UNLESS YOU CAN MAKE ALL THE REPRESENTATIONS CONTAINED THEREIN AND IN THE ATTACHED QUALIFIED PURCHASER QUESTIONNAIRE.

1. Subscription Agreement.

Every subscriber must deliver a dated, completed and executed Subscription Agreement. Please read the Subscription Agreement carefully and (a) fill in the amount you wish to subscribe for, (b) insert your residence address if you are an individual or your business address if you are a Company, corporation, trust or other entity, (c) indicate the exact name in which you wish your Units to be held, and (d) otherwise complete the Subscription Agreement.

If the subscribers are joint purchasers, and are not husband and wife who have the same principal residence, each subscriber must complete a separate Subscription Agreement. In any event, each joint purchaser (whether or not husband and wife) must sign the signature page. When signing the Subscription Agreement, insert the social security number(s) of the subscriber(s) or tax identification number, as applicable, below the signature line.

2. Qualified Purchaser Information

Every subscriber must complete the Qualified Purchaser information in Sections IV, V, and VI. If there are joint purchasers and such purchasers are husband and wife who have the same principal residence, only one purchaser need complete the Qualified Purchaser information in Sections IV, V, and VI and the requested information should be furnished with respect to such purchaser. Each joint purchaser who is not a spouse with the same principal residence must separately complete the Qualified Purchaser information in Sections IV, V, and VI.

3. Purchaser Representative Questionnaire

If you have used a financial advisor to assist you in evaluating an investment in the Units, such financial advisor must deliver a dated, completed, and executed Purchaser Representative Questionnaire.

4. Payment.

The undersigned shall pay the undersigned’s entire subscription amount specified in Section VI, by wire transfer. To obtain wire instructions, please contact Mark Lemma, ALCiS Chief Financial Officer, at (408) 236-7530.

5. Special Instructions for Trustees and Agents.

Trustees, agents or other persons acting in a representative capacity are required to indicate on the completed Subscription Agreement the name of the person or entity for whom he is acting as trustee or agent.

6. Delivery of Subscription Package.

Investors should deliver the executed subscription documents and payment for the offered securities to ALCiS Health, Inc., 560 South Winchester Blvd., Fifth Floor, San Jose, California 95128, Attn: Mark Lemma.

7. Acceptance.

Upon your subscription being accepted, you will receive shortly thereafter a copy of your Subscription Agreement countersigned by the Company.

PLEASE KEEP THESE SUBSCRIPTION PAPERS CONFIDENTIAL AND DISCUSS THEM ONLY WITH YOUR SPOUSE AND PROFESSIONAL ADVISORS. IF YOU DECIDE NOT TO INVEST IN THE COMPANY, PLEASE RETURN THESE SUBSCRIPTION PAPERS AND ALL OTHER DOCUMENTS FURNISHED TO YOU. PLEASE DO NOT DISCARD OR DESTROY THESE SUBSCRIPTION PAPERS OR OTHER SUCH PAPERS YOURSELF. NEITHER THESE SUBSCRIPTION PAPERS NOR SUCH OTHER DOCUMENTS MAY BE REPRODUCED OR DISTRIBUTED IN ANY MANNER.

FOR RESIDENTS OF ALL STATES

IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THE UNITS HAVE NOT BEEN RECOMMENDED OR APPROVED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE UNITS ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

ALCiS Health, Inc.

$3,500,000 COMMON STOCK WITH WARRANTS OFFERING

$1,500,000 Minimum Offering

$2.00 PER UNIT

$50,000 MINIMUM SUBSCRIPTION

SUBSCRIPTION AGREEMENT

This document should be read and responded to in its entirety. (Please Type or Print in Ink)

Full Name:
Of Subscriber:	______________________________________________________________
Of Joint Subscriber (if any):	______________________________________________________________

Subscription Amount ($):	______________________________________________________________

Email Address:	______________________________________________________________

Residence Address:
Of Subscriber:	______________________________________________________________
______________________________________________________________
______________________________________________________________
Of Joint Subscriber (if any):	______________________________________________________________
______________________________________________________________
______________________________________________________________
Mailing Address (if different):
Of Subscriber:	______________________________________________________________
______________________________________________________________
Of Joint Subscriber (if any):	______________________________________________________________
______________________________________________________________
Telephone Number:
Of Subscriber:	______________________________________________________________
Of Joint Subscriber (if any):	______________________________________________________________

Taxpayer ID, FED I.D. #:	______________________________________________________________

GENERAL INSTRUCTIONS FOR SUBSCRIBERS

IF, AFTER YOU HAVE CAREFULLY REVIEWED THE PRIVATE PLACEMENT MEMORANDUM AND ALL OTHER MATERIALS PROVIDED TO YOU BY ALCIS HEALTH, INC. (THE “COMPANY”), YOU WISH TO SUBSCRIBE TO PURCHASE UNITS OF THE COMPANY (THE “UNITS”), PLEASE FOLLOW CAREFULLY THE INSTRUCTIONS BELOW.

THE INFORMATION REQUESTED IN THIS SUBSCRIPTION AGREEMENT IS REQUIRED IN CONNECTION WITH THE COMPANY’S INTENDED RELIANCE UPON CERTAIN EXEMPTIONS FROM THE REGISTRATION AND QUALIFICATION REQUIREMENTS OF FEDERAL AND STATE SECURITIES LAWS. SUBSCRIPTION AGREEMENTS THAT ARE MISSING REQUESTED INFORMATION AND/OR SIGNATURES CANNOT AND WILL NOT BE ACCEPTED UNLESS AND UNTIL SUCH INFORMATION AND/OR SIGNATURES ARE PROVIDED. SUCH INFORMATION IS CONFIDENTIAL AND WILL NOT BE REVIEWED BY ANYONE OTHER THAN THE COMPANY AND ITS ADVISORS.

ALL SUBSCRIBERS:

Carefully read this Subscription Agreement. Sections I—III and VI contain certain important notices, understandings as to certain matters, subscriber representations and warranties, and registration information. These sections pertain to ALL SUBSCRIBERS. Section IV requests information regarding the financial condition and experience of prospective investors who are individuals (“Individual Subscribers” or “Prospective Investors”) and should be completed only by Individual Subscribers. Section V requests information regarding the financial condition and experience of prospective investors that are entities (“Entity Subscribers” or “Prospective Investors”) and should be completed only by Entity Subscribers.

One copy of the Subscription Agreement must be filled out completely and signed by each subscriber. All parties involved in reviewing and evaluating your Subscription Agreement will be relying on the representations and warranties you make and on the information you supply. Any subscriber may be required to furnish additional information to enable the Company to determine whether the subscriber is a qualified investor.

JOINT SUBSCRIBERS:

In the case of joint subscribers, where such subscribers are husband and wife or relatives and have the same principal residence, only the subscriber primarily responsible for evaluating the investment and making the decision to invest must complete Section IV of this Agreement. In the case of joint subscribers who are not husband and wife or relatives or do not have the same principal residence, each joint subscriber must complete a Subscription Agreement. Joint subscribers must take title to the Units jointly and shall supply instructions to the Company as to the form of ownership desired.

ENTITY SUBSCRIBERS:

The Company may request that each Entity Subscriber submit with its Subscription Agreement the form of certificate corresponding to its form of organization together with a copy of its most recent financial statements. The Company reserves the right to require, at its sole discretion, an opinion of legal counsel from any Entity Subscriber.

When used herein, the terms “I”, “you”, “your” and “the undersigned” shall mean the Prospective Investor executing this Agreement below.

I. IMPORTANT NOTICES CONCERNING THE OFFERING

This offering relates to the private offer and sale (the “Offering”) of up to 1,750,000 shares of ALCiS Health, Inc. Common Stock plus warrants, at a price of $2.00 per unit. The common stock (the “Shares” or “Common Stock”) and the warrants (the “Warrants”) together shall be referred to as the “Unit” or “Units.”

Each Share of Common Stock shall be accompanied by 20% Warrant coverage exercisable at $2.00 per Share and 20% Warrant coverage exercisable at $3.75 per Share. For example, 5 Units shall consist of (i) 5 Shares of Common Stock, (ii) an accompanying Warrant exercisable for 1 additional Share at $2.00 per Share and (iii) an accompanying Warrant exercisable for 1 additional Share at $3.75 per Share.

In addition to the Warrants described above, investments of $1,000,000 or more (made in one payment and titled under one investor name) shall also receive additional 20% Warrant coverage exercisable at $4.75 per Share. For example, an investment of $1,000,000 shall purchase 500,000 Units, which shall consist of (i) 500,000 Shares of Common Stock, (ii) an accompanying Warrant exercisable for 100,000 additional Shares at $2.00 per Share (iii) an accompanying Warrant exercisable for 100,000 additional Shares at $3.75 per Share and (iv) an accompanying Warrant exercisable for 100,000 additional Shares at $4.75 per Share.

The minimum investment is fifty thousand dollars ($50,000), but the Company, in its discretion, may accept subscriptions in smaller amounts. The total offering for this Offering, if fully subscribed, is three million five hundred dollars ($3,500,000). The minimum consideration required to be raised under the Offering is one million five hundred thousand dollars ($1,500,000).

All proceeds from sales of the Units sold under this Offering subscription agreement shall initially be placed in escrow with Wilmington Trust Company. Such funds shall only be released upon the occurrence of both the following events: (i) The Company’s achievement of a “Qualified Financing” shall be defined as any offering by which the Company secures gross proceeds of one million five hundred thousand dollars ($1,500,000) or more, the achievement of which is confirmed in writing to the escrow agent by both Delta and the Company and (ii) Emerging Delta has approved and executed all merger documentation. Subscriber herein appoints Emerging Delta as its agent to confirm to the escrow agent whether or not a Qualified Financing is achieved, and the escrow agent shall be permitted to rely on Delta’s confirmation of the same. No Commissions shall be payable until the merger is complete, and will be made contemporaneously with funds being released from escrow.

THE COMMON STOCK, WARRANTS AND UNITS HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE “BLUE SKY” OR SECURITIES LAWS. THE COMMON STOCK, WARRANTS AND UNITS CANNOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH APPLICABLE FEDERAL AND STATE SECURITIES LAWS AND WILL NOT BE TRANSFERRED OF RECORD EXCEPT IN COMPLIANCE WITH SAID LAWS. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR BY ANY STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

THIS OFFERING INVOLVES CERTAIN MATERIAL RISKS. IN MAKING AN

INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE ISSUER AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THERE CURRENTLY IS NO TRADING MARKET FOR THE SECURITIES OF THE COMPANY, AND NONE IS EXPECTED TO DEVELOP FOLLOWING THIS OFFERING.

PROSPECTIVE INVESTORS MUST BE ABLE TO BEAR THE ECONOMIC RISK OF THE INVESTMENT FOR AN INDEFINITE PERIOD OF TIME, BECAUSE THE SECURITIES CANNOT BE SOLD OR TRANSFERRED EXCEPT AS PERMITTED BY THE SECURITIES ACT, AND APPLICABLE PROVISIONS OF STATE SECURITIES LAWS. IF, AS A RESULT OF SOME CHANGE OF CIRCUMSTANCES ARISING FROM AN EVENT NOT NOW IN CONTEMPLATION, OR FOR ANY OTHER REASON, AN INVESTOR WISHES TO TRANSFER HIS OR HER SECURITIES, SUCH INVESTOR MAY FIND NO MARKET FOR THOSE SECURITIES.

PRIOR TO THE ISSUANCE OF ANY SECURITIES, PROSPECTIVE INVESTORS SHALL BE GIVEN THE OPPORTUNITY TO ASK QUESTIONS AND RECEIVE ANSWERS CONCERNING ANY ASPECT OF THE INVESTMENT, AND TO OBTAIN ANY ADDITIONAL INFORMATION, TO THE EXTENT THE COMPANY POSSESSES SUCH INFORMATION OR CAN ACQUIRE IT WITHOUT UNREASONABLE EFFORT OR EXPENSE.

PROSPECTIVE INVESTORS ARE NOT TO CONSTRUE THE CONTENTS OF THIS SUBSCRIPTION AGREEMENT AS LEGAL, TAX OR INVESTMENT ADVICE. EACH INVESTOR SHOULD CONSULT HIS OR HER OWN LEGAL COUNSEL, ACCOUNTANT OR BUSINESS ADVISOR AS TO LEGAL, TAX AND RELATED MATTERS CONCERNING ANY POSSIBLE INVESTMENT IN THE SECURITIES OFFERED HEREBY. THE DELIVERY OF THIS SUBSCRIPTION AGREEMENT AT ANY TIME DOES NOT IMPLY THE INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO THE DATE HEREOF.

II. AGREEMENTS AND UNDERSTANDINGS

I agree and understand as follows:

A. Except as may be provided under state securities laws, this Subscription Agreement is irrevocable; provided, however, that the execution and delivery of this Subscription Agreement will not constitute an agreement between the Company and me until this Subscription Agreement is accepted by the Company. I understand that the Company may request any other information, whether or not specifically called for in this Subscription Agreement, which it deems desirable in evaluating my subscription. Furthermore, I understand that the Company has the right to reject my subscription with or without cause, for any or no reason.

B. Although I realize that the Company will make a good faith effort to sell the Units without undue delay, I understand that some time may pass after my execution and submission of this Subscription Agreement before any decision to accept or reject my subscription is made. I understand that a delay in deciding whether to accept or reject my subscription, even if such delay involves not including my subscription in a given closing or in any closing, can in no way be interpreted as limiting the discretion of the Company to accept or reject my subscription.

C. I will make such representations and warranties and furnish such additional information as to my investment experience and financial position as the Company may reasonably request, and if there should be any material change in the information set forth herein prior to the closing of the sale of Units to me, I will immediately furnish such revised or corrected information to the Company.

D. I understand that in the event that my Subscription Agreement is not accepted for whatever reason, my subscription funds will be returned to me without interest or escrow fee.

E. I recognize that in accepting my subscription to purchase Units, the Company will rely on the accuracy and completeness of my statements, representations and warranties set forth herein. I hereby agree to defend, to indemnify and to hold harmless the Company and each of its officers, directors, principals, agents, successors, assigns and affiliates of the Company, from and against any and all loss, damage, liability or expense, including reasonable attorneys’ fees and costs, which they or any of them may incur or become liable for by reason of, or in any way connected with, any misrepresentation or omission of relevant information, whether negligent or intentional, made by me in this Subscription Agreement, any breach of my warranties or my failure to perform any of my covenants or agreements set forth in the Subscription Agreement, or arising out of any sale or distribution by me of any Common Stock or Units in violation of the Securities Act, or any other applicable securities or “Blue Sky” laws.

III. REPRESENTATIONS AND WARRANTIES

I represent and warrant to the Company that:

A. I have been given full access to information appropriate to my determination of whether to invest in the Company, and I am familiar with the terms and provisions thereof. I have also received and reviewed the Private Placement Memorandum prepared in connection with the proposed offering by the Company of the Units, which summarizes the proposed rights and privileges of the Units and describes the issued and outstanding equity securities of the Company. I acknowledge that I am aware of the risk factors relating to this investment, which should be considered when determining whether to invest in the Units.

B. I have further had an opportunity to meet with principals of the Company, to ask questions, and discuss issues relevant to my determination of whether to invest in the Units.

C. I have full legal capacity to enter into this Subscription Agreement and, if not an individual, have duly authorized the execution of this Subscription Agreement in accordance with my constitutive documents.

D. I have carefully reviewed the merits and risks of, and other considerations relating to, investment in the Company.

E. I have read and understood the notices set forth in Section I, and I understand that the transfer of the Units is subject to various restrictions; that, as the Units have not been registered under the Securities Act, or under the securities laws of any state, the Units cannot be sold unless registered under said Act and qualified under said state laws or are exempt from registration or qualification thereunder; that the Company will not record the sale or other transfer of any Common Stock, Warrants or Units without compliance with said securities laws; and that I must bear the economic risk of ownership of Units for an indefinite period of time. I shall not sell, assign, transfer or otherwise dispose of all or any part of my Units or my interests therein except in compliance with applicable federal and state securities laws.

F. I understand that my investment in the Company is not liquid. I have adequate means of providing for my current needs and personal contingencies and I have no need for liquidity in this investment.

G. Except for the Private Placement Memorandum and any other information that my advisors or I may have requested and received directly from the Company, neither my advisors nor I have been furnished any other offering material or literature upon which I have relied in connection with my determination of whether or not to purchase Units.

H. I have been advised that I and my advisors, if any, would have an opportunity to review all the pertinent facts, to ask questions, and to obtain any additional information, to the extent possessed or obtainable without unreasonable effort and expense, regarding the Company, its key employees, its business, the offering of the Units, the risks of investment in the Company and any other matters relating to any of the above, and any additional information necessary to verify the accuracy of any representation or information provided above. The Company has supplied all material requested, if any, and has given complete and satisfactory answers to all inquiries, if any, that my advisors and I have put to it concerning the matters listed above.

I. All financial and other data that I have supplied in this Subscription Agreement is true, accurate, and complete and fairly reflects my financial condition and investment experience to the best of my knowledge and belief.

J. I have been advised to consult with my own attorney regarding legal matters concerning an investment in the Company and regarding tax and other financial consequences of investing in the Company. I understand that the information provided to me by the Company in connection with my purchase of the Units does not constitute legal, investment, tax or other advice.

K. I am acquiring the Units for my own account, as principal, for investment and not with a view to or for sale in connection with any distribution of such Units or any interest therein.

L. I understand that an investment in the Company will be subject to substantial risks and uncertainties, not all of which are described in this Subscription Agreement.

M. I understand any information I have received which contains statements of anticipated or expected financial results and projected financial statement information, including internally-prepared projected revenues, projected cash flow statements, and projected balance sheets for the Company, constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act. Such forward-looking statements are subject to various risks and uncertainties. I understand and further acknowledge that those forward-looking statements depend on certain assumptions about the Company, its market, the competition it faces, and its revenue model, and I acknowledge that those assumptions may prove to be inaccurate and, as a result, the projected financial statement information and related information may not prove to be accurate statements of the actual financial results or the financial condition of the Company. I have had an opportunity to discuss those projected financial statements, and the assumptions underlying such projected financial statements, with the Company’s management.

IV. FINANCIAL CONDITION AND EXPERIENCE OF INDIVIDUAL SUBSCRIBERS:

(ENTITY SUBSCRIBERS SHOULD SKIP THIS SECTION IV AND COMPLETE SECTION V INSTEAD)

I further represent and warrant to the Company, as follows:

A.

I am an “accredited investor” as defined in Rule 501 of Regulation D promulgated under the Securities Act. My qualification is based on the following (each “accredited investor” must initial the appropriate item or items):

             1. I had an individual income (exclusive of the income of my spouse) in excess of $200,000 for each of the two most recent years, or joint income with my spouse in excess of $300,000 in each of those years, and reasonably expect the same income level for the current year; or

             2. As of the date of this Subscription Agreement, I (either individually or with my spouse) have a net worth in excess of $1,000,000; or

             3. I am an officer or director of the Company.

B.

4. I am not an “accredited investor” (initial, if appropriate).

V. AUTHORITY AND FINANCIAL CONDITION OF ENTITY SUBSCRIBERS:

THE REQUESTED FINANCIAL INFORMATION SHOULD BE FURNISHED ONLY WITH RESPECT TO THE ENTITY SUBSCRIBER, AND NOT WITH RESPECT TO ANY OF THE OWNERS OF THE BENEFICIAL INTERESTS THEREIN, EXCEPT AS INDICATED.

GRANTOR TRUST SUBSCRIBERS: IF THE SUBSCRIBER IS A GRANTOR TRUST, THAT IS, A TRUST AMENDABLE AND REVOCABLE BY THE GRANTOR AT ANY TIME, PLEASE COMPLETE THIS SECTION V WITH RESPECT TO THE TRUST AND ITS ASSETS ALONE. PLEASE ALSO COMPLETE SECTION IV WITH RESPECT TO THE GRANTOR INCLUDING THE ASSETS HELD IN THE TRUST.

A. REPRESENTATIONS AND WARRANTIES

The undersigned represents and warrants to the Company as follows:

(1) The undersigned has been duly formed and is validly existing in good standing under the laws of the state in which it was founded with full power and authority to enter into the transactions contemplated by this Subscription Agreement.

(2) The execution of this Agreement has been duly and validly authorized, and, when delivered on behalf of the undersigned, will constitute a valid, binding and enforceable agreement and obligation of the undersigned.

(3) The undersigned has not been formed, reformed or recapitalized for the specific purpose of purchasing Units.

(4) The undersigned acknowledges that all representations, warranties, agreements and notices set forth in Sections I - III apply to the undersigned and acknowledges having read and understood them. Where appropriate in the context, the words “I” and “me” have been read to mean “the undersigned.”

B. FINANCIAL POSITION AND EXPERIENCE

Type of entity: _____________________________________________________________

Date of Organization: __________________________________________________________

State of Organization: __________________________________________________________

Number of equity owners (partners, beneficiaries, etc.): ________________________________

If one or more of these equity owners owns individually or collectively more than fifty percent (50%) of the equity interest of the subscriber and is (are) also purchasing Units, please identify such equity owner(s):

_________________________________________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________________________________

Indicate whether the Subscriber is any of the following types of entity (initial any applicable category):

(i)              A bank or savings and loan institution, whether acting in its individual or fiduciary capacity.

(ii)              An insurance company.

(iii)              An investment company registered under the Investment Company Act of 1940.

(iv)              A business development company as defined in the Investment Company Act of 1940.

(v)              A private business development company as defined in the Investment Advisors Act of 1940.

(vi)              A Small Business Investment Company licensed by the U.S. Small Business Administration.

(vii)             An employee benefit plan within the meaning of Title I of the Employment Retirement Income Security Act of 1974 (ERISA), if the investment decision with respect to this investment is made by a plan fiduciary which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000.

(viii)              An employee benefit plan established and maintained by a state or state agency, if the plan has total assets in excess of $5,000,000.

(ix)              Any tax exempt organization as defined in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust or partnership not formed for specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

(x)              An entity of which the owners are (1) institutional investors described in the foregoing subparagraphs (i)-(ix), (2) “Individuals” who meet certain suitability standards1/, or (3) or a combination of both.

(xi)              A trust with total assets in excess of $5,000,000, not formed

1/	For purposes of paragraph (x) above, “Individuals” shall mean one or more natural persons, each of whom: (A) has a net worth individually, or jointly with his or her spouse, of more than $1,000,000; or (B) has had individual annual gross income from all sources in excess of $200,000, or joint income with a spouse in excess of $300,000, in each of the two most recent years and a reasonable expectation of reaching the same income level in the current year; or (C) is an Officer or Director of the Company; or (D) is a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; or (E) in most cases, may reasonably be deemed by the Company to have such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment.

for the specific purpose of acquiring the securities, whose purchase is directed by a person with knowledge and experience in financial matters, capable of evaluating the merits and risks of the prospective investment.

The net worth of the undersigned, as set forth in greater detail on the financial statements submitted herewith (if the Company so requests) is:

$

The undersigned’s principal activities are:

_________________________________________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________________________________

C. INVESTMENT EVALUATION

Please certify the truth of the following statement by initialing where indicated:

The individuals authorizing this investment on behalf of Subscriber have such knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of an investment in the Company.

                     (Initials)

VI. ALL SUBSCRIBERS

A. Title. The Subscriber, or joint subscribers, wish(es) to take title to the Units as follows:

Individual, as a Single Person

Individual, Subject to Community Property Rights of Spouse

Individual, as Separate Property

Husband and Wife, as Community Property

As Tenants-In-Common

As Joint Tenants with Rights of Survivorship

Other (e.g., corporation, partnership, trustee or custodian)

The exact spelling of the name(s) to be on the title:

Name:

B. Number of Units. The Subscriber wish(es) to subscribe to the following number of Units of the Company:

                             Units, at $2.00 per Unit

For investments of under $1,000,000 (made in one payment and titled under one investor name), each Unit shall consist of (i) one share of Common Stock plus (ii) 20% Warrant coverage exercisable at $2.00 per Share and (iii) 20% Warrant coverage exercisable at $3.75 per Share. For example, 5 Units shall consist of (i) 5 Shares of Common Stock, (ii) an accompanying Warrant exercisable for 1 additional Share at $2.00 per Share and (iii) an accompanying Warrant exercisable for 1 additional Share at $3.75 per Share.

For investments of $1,000,000 or more, each Unit shall consist of (i) one share of Common Stock plus (ii) 20% Warrant coverage exercisable at $2.00 per Share, plus (iii) 20% Warrant coverage exercisable at $3.75 per Share, and (iv) 20% Warrant coverage exercisable at $4.75 per Share. For example, an investment of $1,000,000 shall purchase 500,000 Units, which shall consist of (i) 500,000 Shares of Common Stock, (ii) an accompanying Warrant exercisable for 100,000 additional Shares at $2.00 per Share (iii) an accompanying Warrant exercisable for 100,000 additional Shares at $3.75 per Share and (iv) an accompanying Warrant exercisable for 100,000 additional Shares at $4.75 per Share.

C. Payment Methods. Payment may be made (i) by wire to: Wilmington Trust Company, ABA No. 031-100-092, Alcis Inc Escrow, Account No. 074055-000, or (ii) by check, payable to “Wilmington Trust Company, as Escrow Agent for Alcis Health, Inc.” and sent to Wilmington Trust Company, Attn: Scott Huff, 1100 North Market Street, Mail Code 1625, Wilmington DE, 19890.

D. Legend. The Subscriber acknowledges that a legend to the following effect will appear upon the Common Stock:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR

INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT. COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THESE SHARES AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE CORPORATION AT THE PRINCIPAL EXECUTIVE OFFICES OF THE CORPORATION.

The Subscriber agrees promptly to deliver the certificate representing Subscriber’s Common Stock to the Company if and when the Company, in its discretion, decides to recall such certificate and reissue the same bearing a new or different legend or legends reflecting appropriately any requirements of the exemptions from the state and federal securities laws pursuant to which Common Stock have been sold to Subscriber.

E. Following acceptance of this Subscription Agreement, Subscriber will receive stock certificates, warrants and other relevant documentation within 90 days of completion of the Merger.

VII. COVENANTS AND AGREEMENTS

For purposes of Sections A and C below, Shareholder shall mean Subscriber and any person to whom Subscriber transferred the Shares who prior to such transfer delivered to the Company a written agreement agreeing to be bound by this Section XII.

A. Registration Rights.

Shareholder shall have the following registration rights until March 31, 2008:

1.	If at any time ALCiS decides to register any of its securities pursuant to an underwritten offering for its own account or for the account of others, ALCiS shall promptly send to each Shareholder written notice of ALCiS’ intention to file a registration statement and of such Shareholder rights hereunder and, if within twenty days after receipt of such notice, such Shareholder shall so request in writing, ALCiS shall include in such registration statement all or any part of the Shareholder’s securities in ALCiS that such Shareholder requests to be registered, subject to the priorities set forth herein.

2.	If the registration for which ALCiS gives notice is a public offering involving an underwriting, ALCiS will so advise Shareholder as part of the above-described written notice. In such event, if the managing underwriter(s) advise ALCiS in writing, that in their reasonable good faith opinion, marketing or other factors dictate that a limitation on the number of common shares which may be included in the registration statement (which may include a total “cut-back” of all registrable securities) is necessary to facilitate and not adversely affect the proposed offering, then ALCiS shall include in such registration: (a) first, all securities that ALCiS proposes to sell for its own account, and (b) second, the securities requested to be registered by Shareholder and other holders of securities entitled to participate in the registration, as of the date hereof, drawn from them pro rata based on the number of shares held by them.

3.	If an offering in connection with which Shareholder is entitled to registration under this section of this Agreement is an underwritten offering, then each Shareholder whose registrable securities are included in such registration statement shall, unless otherwise agreed by ALCiS, immediately prior to registration, convert the investor’s securities to common shares of ALCiS, and offer and sell such registrable securities in such underwritten offering using the same underwriter or underwriters and on the same terms and conditions as other shares included in such underwritten offering.

B. Anti-Dilution Protection

The Common Stock and shares obtainable on exercise of the Warrants shall be subject to full ratchet adjustment to prevent dilution in the event that ALCiS or Delta issues additional common shares or any right or option to purchase common shares or other security convertible into or exchangeable for common shares at a purchase price less than the purchase price (after any proportional adjustments for stock splits, stock dividends, recapitalizations, and the like) of the common shares. For these purposes, the Common Stock has a deemed value of $2.00 per share, and with respect to the Common Stock, as an example, if a subsequent round of financing were to be consummated at $1.00 per share, Common Stock shareholders would have the right to convert their shares at the $1.00 price, thereby doubling the number of shares they are entitled to receive. For these purposes, the Warrants have a stated exercise price, and if a subsequent round of the Common Stock financing is to consummated at a reduced price, the Warrant exercise price is reduced by the same dollar value, e.g. if $2.00 per share Common Stock is subsequently sold at $1.00 per share, a Warrant with a $4.75 exercise price shall be adjusted to carry a $3.75 exercise price, a Warrant with a $3.75 exercise price shall be adjusted to carry a $2.75 exercise price and a Warrant with a $2.00 exercise price shall be adjusted to carry a $1.00 exercise price. Antidilution protection shall not apply to (i) shares issued pursuant to ALCiS’ stock option plan, not to exceed 1,300,000 shares or any greater amount approved by a vote of the Common Stock, voting as a separate class (as adjusted for any stock split, stock dividend or recapitalization or like event of ALCiS), (ii) placement fees relating to the sale of Common Stock, (iii) shares given in conjunction with the purchase of technology from the patent holder/manufacturer, (iv) trading values of the shares in a public market, or (v) waiver of such anti-dilution protection as approved by a two-thirds vote of Common Stock shareholders, voting as a separate class (as adjusted for any stock split, stock dividend or recapitalization or like event of ALCiS). Anti-Dilution protection shall terminate on the earlier of (i) six (6) months following the effective date of a registration statement filed by the Company, post merger, (ii) upon trading of the shares in a public market or (iii) March 31, 2009.

C. Miscellaneous.

This Section VII may be amended by a Shareholder and the Company as to such Shareholder or by the Company and those shareholders (including Shareholder) then owning a majority of the shares of Common Stock purchased in this Offering as to all shareholders. This Agreement is governed by California law and constitutes the entire agreement and understanding of Subscriber and the Company concerning its subject matter, superseding all prior and concurrent agreements and understandings concerning its subject matter.

SIGNATURES ON FOLLOWING PAGE(S)

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement as of the date indicated below.

INDIVIDUAL SUBSCRIBERS:

Dated:                     , 2006

(Print Name Here)

IF THE SUBSCRIBER HAS INDICATED THAT HE OR SHE WILL HOLD THE UNITS AS A JOINT TENANTS, AS A TENANT-IN-COMMON, OR AS COMMUNITY PROPERTY, THE CO-OWNER OR JOINT SUBSCRIBER MUST SIGN HERE:

(Print Name Here)

Accepted as of                     , 2006

ALCiS Health, Inc.

By
Mark Lemma, CFO

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement as of the date indicated below.

CORPORATE SUBSCRIBERS:

Dated: , 2006

(Name of Corporation)

By:

(Print Name Here)

Its:
(Print Capacity Here)

AND	By:

(Print Name Here)

Its:
(Print Capacity Here)

Accepted as of                     , 2006

ALCiS Health, Inc.

By
Mark Lemma, CFO

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement as of the date indicated below.

OTHER ENTITY SUBSCRIBERS:

Dated:                     , 2006

(Name of Entity)

By:

(Print Name Here)

Its:
(Print Capacity Here)

Accepted as of                     , 2006

ALCiS Health, Inc.

By
Mark Lemma, CFO

STATE OF )
) ss:
COUNTY OF )

On this      day of                     , 2006, before me, the undersigned Notary Public, personally appeared/ is known to me (or satisfactorily proven to me) to be the person whose name is subscribed to within the foregoing instrument and who acknowledged to me that he executed the same for the purposes therein contained.

Notary Public